Exhibit 10.5

AMENDMENT TO AMENDED AND RESTATED

EXECUTIVE EMPLOYMENT AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) dated November 11, 2020, is by and between MGT Capital Investments, Inc. (the “Company”), and Robert Ladd (the “Executive”).

WHEREAS, the Company and the Executive are parties to that certain Amended and Restated Executive Employment Agreement, dated April 1, 2018 (the “Executive Employment Agreement”); and

WHEREAS, the Company desires to continue to engage Executive to perform the services specified in the Executive Employment Agreement, under the same terms and conditions, except as expressly set forth below; and

WHEREAS, Executive is willing to continue to perform such services and to abide by the same terms and conditions of the Executive Employment Agreement, except as expressly set forth below; and

WHEREAS, the Company and the Executive desire to amend the Executive Employment Agreement as set forth below;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties, and other good and valuable consideration, the undersigned agree as follows:

1. The Executive Employment Agreement shall be amended as follows:

The Effective Date shall be defined as November 1, 2020.

In Section 1.4 (a), Base Salary shall be changed to an annual rate of $240,000.

2. Except as herein provided, the terms of the Executive Employment Agreement shall remain in full force and effect. For the avoidance of doubt, upon execution of this Amendment, Executive is not entitled to receive an additional Share Grant pursuant to Section 1.4 (b).

3. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Executive Employment Agreement.

4. This Amendment may be executed in counterparts (including by facsimile or pdf signature pages or other means of electronic transmission) each of which shall be deemed an original but all of which together will constitute one and the same instrument.

5. Should any provision of this Amendment be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Amendment as to such jurisdiction (but, to the extent permitted by law, not elsewhere) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EXECUTIVE		MGT CAPITAL INVESTMENTS, INC .

By:	/s/ Robert Ladd	By:	/s/ Michael Onghai
Robert Ladd		Name:	Michael Onghai
		Title:	Director